ALLIANCE
            --------------------------------------------------------
                                VARIABLE PRODUCTS
            --------------------------------------------------------
                                   SERIES FUND
            --------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
            --------------------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund-Alliance Growth & Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                                    0.36%
5 Years                                  14.66%
Since Inception (1/91)                   13.85%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For the annual period ended December 31, 2001, the Portfolio had a total return of 0.36%, compared to a return of -5.59% for its style benchmark, the Russell 1000 Value Index. Against the backdrop of another difficult year for the broad market, the Portfolio's commitment to fundamental research and our execution of its relative value style investment process still enabled the Portfolio to outperform its benchmark.

MARKET COMMENTARY

After a difficult 2000, major U.S. equity performance barometers again moved lower in 2001. However, robust capital market returns during the months of October and November inspired investor hope that formidable pro-growth monetary and fiscal policy initiatives will achieve their desired effect to stabilize and stimulate U.S. economic activity. Indeed, we expect the character of news flow to improve as economic conditions respond to policy initiatives and become less severe. However, given year-end positive market momentum, our valuation work suggests that the stock prices of companies expected to benefit from economic recovery might be already fairly valued. With our valuation framework arguing for a more conservative stance, we have dutifully responded. As always, as the opportunity set reshapes itself in the equity market, we are prepared to adjust the Portfolio accordingly.

During 2001, the Portfolio benefited handsomely from distressed and out of favor technology stock investments made early in the year, and again in the wake of September 11. Solid performance from stable company investments also added to shareholder gains. Lower interest rates underpinned solid performance from our investments in financial services stocks. Against a difficult background of the overall market, there were many investments that hurt Portfolio performance. Generally, economically and energy sensitive investments were significant detractors to Portfolio performance in 2001.

The Portfolio maintained a relatively large exposure to energy stocks through the year, approximating between 12% and 15% of the Portfolio on average. Our value work suggests that many stocks in the sector are quite attractive on a long-term basis. Our investments in economically sensitive stocks also cost the Portfolio performance this year with notably disappointing results coming from our airline, chemical and modest gaming exposures. Fortunately, the good outweighed the bad, and overall Portfolio performance was quite good versus the Portfolio's peer group and benchmark.

We appreciate your investment in Alliance Growth & Income Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Paul Rissman

Paul Rissman
Vice President and Portfolio Manager


/s/  Frank Caruso

Frank Caruso
Vice President and Portfolio Manager

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

   [The following table was depicted as a line chart in the printed material.]

Growth & Income Portfolio: $40,106
Russell 1000 Value Index: $37,507
Lipper Large-Cap Value Funds Average: $28,839


                  Growth & Income       Russell 1000        Lipper Large-Cap
                     Portfolio          Value Index       Value Funds Average
-----------------------------------------------------------------------------
    12/31/91          $10,000             $10,000              $10,000
    12/31/92          $10,793             $11,358              $10,790
    12/31/93          $12,055             $13,411              $11,974
    12/31/94          $12,013             $13,146              $11,938
    12/31/95          $16,308             $18,188              $15,802
    12/31/96          $20,237             $22,124              $19,043
    12/31/97          $26,064             $29,908              $24,037
    12/31/98          $31,509             $34,583              $27,353
    12/31/99          $35,091             $37,124              $29,264
    12/31/00          $39,964             $39,728              $30,864
    12/31/01          $40,106             $37,507              $28,839


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The unmanaged Russell 1000 Value Index (Russell 1000) contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

      The unmanaged Lipper Large-Cap Value Funds Average is comprised of funds that have generally similar investment objectives to the Fund, although the investment policies of some funds included in the average may vary.

--------------------------------------------------------------------------------

Inception date for the Portfolio is 1/14/91.

GROWTH AND INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                U.S. $ VALUE     PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                        $ 65,624,051             4.2%
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                 63,043,750             4.0
--------------------------------------------------------------------------------
Tyco International, Ltd.                 58,900,000             3.8
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                  56,342,500             3.6
--------------------------------------------------------------------------------
Household International, Inc.            50,697,500             3.2
--------------------------------------------------------------------------------
Bank One Corp.                           49,632,550             3.2
--------------------------------------------------------------------------------
Bank of America Corp.                    47,212,500             3.0
--------------------------------------------------------------------------------
BP Plc (ADR)                             46,510,000             3.0
--------------------------------------------------------------------------------
Dynegy, Inc.                             42,712,500             2.7
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                40,689,000             2.6
                                       ------------            ----
--------------------------------------------------------------------------------
                                       $521,364,351            33.3%
--------------------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-93.5%
FINANCE-25.2%
BANKING - MONEY CENTER-3.6%
J.P. Morgan Chase & Co. ......................        1,550,000   $   56,342,500
                                                                  --------------
BANKING-REGIONAL-8.2%
Bank of America Corp. ........................          750,000       47,212,500
Bank One Corp. ...............................        1,271,000       49,632,550
KeyCorp. .....................................          915,000       22,271,100
National City Corp. ..........................          300,000        8,772,000
                                                                  --------------
                                                                     127,888,150
                                                                  --------------
INSURANCE-2.6%
ACE, Ltd. (Bermuda) ..........................          200,000        8,030,000
American International Group, Inc. ...........          400,000       31,760,000
                                                                  --------------
                                                                      39,790,000
                                                                  --------------
MORTGAGE BANKING-2.7%
PMI Group, Inc. ..............................          200,000       13,402,000
Washington Mutual, Inc. ......................          900,000       29,430,000
                                                                  --------------
                                                                      42,832,000
                                                                  --------------
MISCELLANEOUS-8.1%
Citigroup, Inc. ..............................        1,300,001       65,624,050
Household International, Inc. ................          875,000       50,697,500
MBNA Corp. ...................................          306,000       10,771,200
                                                                  --------------
                                                                     127,092,750
                                                                  --------------
                                                                     393,945,400
                                                                  --------------
ENERGY-13.6%
DOMESTIC INTEGRATED-0.8%
Phillips Petroleum Co. .......................          203,000       12,232,780
                                                                  --------------
DOMESTIC PRODUCERS-2.4%
Apache Corp. .................................          167,200        8,339,936
Devon Energy Corp. ...........................          200,000        7,730,000
Kerr-McGee Corp. .............................          400,000       21,920,000
                                                                  --------------
                                                                      37,989,936
                                                                  --------------
INTERNATIONAL-3.6%
BP Plc (ADR) (United Kingdom) ................        1,000,000       46,510,000
Exxon Mobil Corp. ............................          229,500        9,019,350
                                                                  --------------
                                                                      55,529,350
                                                                  --------------
OIL SERVICE-4.1%
Baker Hughes, Inc. ...........................          300,000       10,941,000
Noble Drilling Corp. (a) .....................          763,500       25,989,540
Transocean Sedco Forex, Inc. .................          800,000       27,056,000
                                                                  --------------
                                                                      63,986,540
                                                                  --------------
MISCELLANEOUS-2.7%
Dynegy, Inc. .................................        1,675,000       42,712,500
                                                                  --------------
                                                                     212,451,106
                                                                  --------------
HEALTH CARE-12.3%
DRUGS-5.5%
American Home Products Corp. .................          500,000       30,680,000
Merck & Co., Inc. ............................          175,000       10,290,000
Pharmacia Corp. ..............................          459,000       19,576,350
Schering-Plough Corp. ........................          700,000       25,067,000
                                                                  --------------
                                                                      85,613,350
                                                                  --------------
MEDICAL PRODUCTS-1.3%
Abbott Laboratories ..........................          375,000       20,906,250
                                                                  --------------
MEDICAL SERVICES-5.5%
Cardinal Health, Inc. ........................          275,000       17,781,500
HCA, Inc. ....................................          700,000       26,978,000
IMS Health, Inc. .............................          600,000       11,706,000
Tenet Healthcare Corp. (a)  ..................          500,000       29,360,000
                                                                  --------------
                                                                      85,825,500
                                                                  --------------
                                                                     192,345,100
                                                                  --------------
CONSUMER STAPLES-12.2%
BEVERAGES-2.6%
Anheuser-Busch Cos., Inc. ....................          900,000       40,689,000
                                                                  --------------
COSMETICS-2.4%
Avon Products, Inc. ..........................          800,000       37,200,000
                                                                  --------------
HOUSEHOLD PRODUCTS-1.4%
The Procter & Gamble Co. .....................          275,000       21,760,750
                                                                  --------------
RETAIL-FOOD & DRUG-1.8%
Kroger Co. (a) ...............................        1,299,880       27,128,496
                                                                  --------------
TOBACCO-4.0%
Philip Morris Cos., Inc. .....................        1,375,000       63,043,750
                                                                  --------------
                                                                     189,821,996
                                                                  --------------
UTILITIES-10.6%
ELECTRIC & GAS UTILITY-5.5%
AES Corp. (a) ................................          195,700        3,199,695
Alienate Energy Corp. ........................          142,200        4,317,192
Ameren Corp. .................................          325,000       13,747,500
American Electric Power Co., Inc. ............          315,000       13,711,950
Constellation Energy Group ...................          525,000       13,938,750
Duke Power Energy Corp. ......................          350,000       13,741,000
FirstEnergy Corp. ............................          350,000       12,243,000
FPL Group, Inc. ..............................          200,000       11,280,000
                                                                  --------------
                                                                      86,179,087
                                                                  --------------
TELEPHONE UTILITIES-5.1%
AT&T Corp. ...................................        2,050,000       37,187,000
BellSouth Corp. ..............................          300,000       11,445,000
SBC Communications, Inc. .....................          690,000       27,027,300
WorldCom, Inc.-WorldCom Group ................          306,700        4,318,336
                                                                  --------------
                                                                      79,977,636
                                                                  --------------
                                                                     166,156,723
                                                                  --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
TECHNOLOGY-5.1%
COMPUTER SERVICES-0.7%
Electronic Data Systems Corp. ................          147,000   $   10,076,850
                                                                  --------------
CONTRACT MANUFACTURING-3.0%
Flextronics International, Ltd.
   (Singapore) (a) ...........................          750,000       17,992,500
Sanmina Corp. (a) ............................        1,050,000       20,895,000
Solectron Corp. (a) ..........................          650,000        7,332,000
                                                                  --------------
                                                                      46,219,500
                                                                  --------------
SEMI-CONDUCTOR COMPONENTS-1.4%
Micron Technology, Inc. (a) ..................          727,320       22,546,920
                                                                  --------------
                                                                      78,843,270
                                                                  --------------
MULTI-INDUSTRY COMPANIES-4.5%
Honeywell International, Inc. ................          350,000       11,837,000
Tyco International, Ltd. .....................        1,000,000       58,900,000
                                                                  --------------
                                                                      70,737,000
                                                                  --------------
CONSUMER SERVICES-3.4%
BROADCASTING & CABLE-2.4%
Comcast Corp. Cl.A (a) .......................          900,000       32,400,000
Liberty Media Corp. Cl.A (a) .................          400,000        5,600,000
                                                                  --------------
                                                                      38,000,000
                                                                  --------------
CELLULAR COMMUNICATIONS-0.5%
AT&T Wireless Services, Inc. (a) .............          493,158        7,086,680
                                                                  --------------
RETAIL - GENERAL MERCHANDISE-0.5%
Target Corp. .................................          200,000        8,210,000
                                                                  --------------
                                                                      53,296,680
                                                                  --------------

                                                       Shares or
                                                       Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
CAPITAL GOODS-3.3%
MISCELLANEOUS-3.3%
General Electric Co. .........................          650,000   $   26,052,000
United Technologies Corp. ....................          400,000       25,852,000
                                                                  --------------
                                                                      51,904,000
                                                                  --------------
BASIC INDUSTRY-1.7%
CHEMICALS-1.7%
E.I. du Pont de Nemours & Co. ................          250,000       10,627,500
Eastman Chemical Co. .........................           77,000        3,004,540
Lyondell Chemical Co. ........................          564,500        8,089,285
Solutia, Inc. ................................          350,000        4,907,000
                                                                  --------------
                                                                      26,628,325
                                                                  --------------
TRANSPORTATION-1.6%
RAILROADS-1.6%
Union Pacific Corp. ..........................          450,000       25,650,000
                                                                  --------------
Total Common Stocks
   (cost $1,422,647,479) .....................                     1,461,779,600
                                                                  --------------
SHORT-TERM INVESTMENT-6.4%
TIME DEPOSIT-6.4%
State Street Euro Dollar
   1.25%, 1/02/02
   (cost $100,525,000) .......................   $      100,525      100,525,000
                                                                  --------------
TOTAL INVESTMENTS-99.9%
   (cost $1,523,172,479) .....................                     1,562,304,600
Other assets less liabilities-0.1%  ..........                           811,269
                                                                  --------------
NET ASSETS-100% ..............................                    $1,563,115,869
                                                                  ==============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $1,523,172,479)   $1,562,304,600(a)
   Cash ....................................................              337
   Collateral held for securities loaned ...................       25,661,000
   Receivable for capital stock sold .......................       23,359,793
   Dividends and interest receivable .......................        1,852,265
                                                               --------------
   Total assets ............................................    1,613,177,995
                                                               --------------
LIABILITIES
   Payable for collateral received on securities loaned ....       25,661,000
   Payable for investment securities purchased .............       22,721,563
   Advisory fee payable ....................................          788,303
   Payable for capital stock redeemed ......................          511,723
   Accrued expenses ........................................          379,537
                                                               --------------
   Total liabilities .......................................       50,062,126
                                                               --------------
NET ASSETS .................................................   $1,563,115,869
                                                               ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................................   $       70,770
   Additional paid-in capital ..............................    1,494,972,763
   Undistributed net investment income .....................        9,338,625
   Accumulated net realized gain on investments ............       19,601,590
   Net unrealized appreciation of investments ..............       39,132,121
                                                               --------------
                                                               $1,563,115,869
                                                               ==============
Class A Shares
   Net assets ..............................................   $  673,722,210
                                                               ==============
   Shares of capital stock outstanding .....................       30,398,956
                                                               ==============
   Net asset value per share ...............................   $        22.16
                                                               ==============
Class B Shares
   Net assets ..............................................   $  889,393,659
                                                               ==============
   Shares of capital stock outstanding .....................       40,371,163
                                                               ==============
   Net asset value per share ...............................   $        22.03
                                                               ==============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $24,601,569 (see Note F).

      See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $166,327) .....     $ 15,882,551
   Interest ..................................................        2,119,604
                                                                   ------------
   Total investment income ...................................       18,002,155
                                                                   ------------
EXPENSES
   Advisory fee ..............................................        6,879,681
   Distribution fee--Class B .................................        1,155,872
   Custodian .................................................          185,201
   Audit and legal ...........................................          118,247
   Administrative ............................................           69,293
   Printing ..................................................           64,210
   Directors' fees ...........................................            1,221
   Transfer agency ...........................................              954
   Miscellaneous .............................................           35,675
                                                                   ------------
   Total expenses ............................................        8,510,354
                                                                   ------------
   Net investment income .....................................        9,491,801
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions ..............       24,298,080
   Net change in unrealized appreciation/depreciation
     of investments ..........................................      (40,616,232)
                                                                   ------------
   Net loss on investments ...................................      (16,318,152)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...................     $ (6,826,351)
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                             Year Ended         Year Ended
                                                                            December 31,       December 31,
                                                                                2001               2000
                                                                           ===============    ===============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...............................................   $     9,491,801    $     5,902,644
   Net realized gain on investment transactions ........................        24,298,080         40,225,201
   Net change in unrealized appreciation/depreciation of investments ...       (40,616,232)        32,102,078
                                                                           ---------------    ---------------
   Net increase (decrease) in net assets from operations ...............        (6,826,351)        78,229,923
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...........................................................        (3,814,813)        (3,288,670)
     Class B ...........................................................        (2,140,696)          (113,881)
   Net realized gain on investments
     Class A ...........................................................       (28,040,271)       (34,576,976)
     Class B ...........................................................       (16,582,157)        (1,241,725)
CAPITAL STOCK TRANSACTIONS
   Net increase ........................................................       872,234,137        179,121,730
                                                                           ---------------    ---------------
   Total increase ......................................................       814,829,849        218,130,401
NET ASSETS
   Beginning of period .................................................       748,286,020        530,155,619
                                                                           ---------------    ---------------
   End of period (including undistributed net investment income of
     $9,338,625 and $5,848,213, respectively) ..........................   $ 1,563,115,869    $   748,286,020
                                                                           ===============    ===============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The Growth and Income Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences primarily due to tax character of distributions and merger transactions, resulted in a net decrease in undistributed net investment income, a decrease in accumulated net realized gain on investments and a corresponding increase to additional paid-in capital. This reclassification had no affect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .625% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $69,293 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, the Portfolio received no such waivers/reimbursements.

Broker commissions paid on investment transactions for the year ended December 31, 2001 amounted to $3,126,377, of which $22,990 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $954 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations .........................           $ 1,588,363,106
U.S. government and agencies ........................                        -0-
Sales:
Stocks and debt obligations .........................           $   837,997,465
U.S. government and agencies ........................                        -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $1,531,256,988. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .......................           $   102,227,983
Gross unrealized depreciation .......................               (71,180,371)
                                                                ---------------
Net unrealized appreciation .........................           $    31,047,612
                                                                ===============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                     2001           2000
                                                =============  =============
Distributions paid from:
   Ordinary income ..........................   $  13,089,780  $   9,364,223
   Net long-term capital gains ..............      37,488,157     29,857,029
                                                -------------  -------------
Total taxable distributions .................      50,577,937     39,221,252
                                                =============  =============
Total distributions paid ....................   $  50,577,937  $  39,221,252
                                                =============  =============

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ...............                  $   9,338,625
Undistributed long-term capital gains .......                     54,966,570
                                                               -------------
Accumulated earnings ........................                     64,305,195
Accumulated capital and other losses ........                    (27,280,471)(a)
Unrealized appreciation/(depreciation) ......                     31,047,612(b)
                                                               -------------
Total accumulated earnings/(deficit) ........                  $  68,072,336
                                                               =============

(a) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital losses of $27,280,471.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had loaned securities with a value of $24,601,569 and received cash collateral of $25,661,000. For the year ended December 31, 2001, the Portfolio received fee income of $11,745 which is included in the interest income in the accompanying statement of operations.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                       ------------------------------    ------------------------------
                                                  SHARES                            AMOUNT
                                       ------------------------------    ------------------------------
                                        Year Ended       Year Ended       Year Ended       Year Ended
                                       December 31,     December 31,     December 31,     December 31,
                                           2001             2000             2001             2000
                                       =============    =============    =============    =============
Class A
Shares sold ........................      11,560,257        9,993,773    $ 263,768,912    $ 221,532,935
Shares issued in connection with
   acquisition of Brinson Series
   Trust Growth & Income
   Portfolio .......................         689,257               -0-      14,906,477               -0-
Shares issued in reinvestment of
   dividends and distributions .....       1,347,508        1,690,431       31,855,085       37,865,646
Shares redeemed ....................      (8,962,586)      (9,888,538)    (199,854,703)    (218,923,844)
                                       -------------    -------------    -------------    -------------
Net increase .......................       4,634,436        1,795,666    $ 110,675,771    $  40,474,737
                                       =============    =============    =============    =============
Class B
Shares sold ........................      34,800,614        6,504,279    $ 782,912,514    $ 145,161,481
Shares issued in connection with
   acquisition of Brinson Series
   Trust Growth & Income
   Portfolio .......................         366,713               -0-       7,888,640               -0-
Shares issued in reinvestment of
   dividends and distributions .....         796,040           60,654       18,722,853        1,355,605
Shares redeemed ....................      (2,172,479)        (351,966)     (47,965,641)      (7,870,093)
                                       -------------    -------------    -------------    -------------
Net increase .......................      33,790,888        6,212,967    $ 761,558,366    $ 138,646,993
                                       =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

--------------------------------------------------------------------------------
NOTE J: Acquisition of Brinson Series Trust Growth & Income Portfolio

On October 26, 2001, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust Growth & Income Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Growth & Income Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 1,055,970 shares of the Portfolio for 2,191,984 shares of Brinson Series Trust Growth & Income Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust Growth & Income Portfolio immediately before the acquisition were $1,310,505,175 and $22,795,117 (including $863,296 of net unrealized depreciation of investments), respectively. Immediately after the acquisition the combined net assets of the Portfolio amounted to $1,333,300,292.

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            ------------------------------------------------------------
                                                                                      CLASS A
                                                            ------------------------------------------------------------
                                                                             Year Ended December 31,
                                                            ============================================================
                                                              2001         2000         1999         1998         1997
                                                            ========     ========     ========     ========     ========
Net asset value, beginning of period ....................   $  23.15     $  21.79     $  21.84     $  19.93     $  16.40
                                                            --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (a) ...............................        .21          .22          .16          .22          .21(b)
Net realized and unrealized gain (loss) on investment
   transactions .........................................       (.05)        2.75         2.25         3.81         4.39
                                                            --------     --------     --------     --------     --------
Net increase in net asset value from operations .........        .16         2.97         2.41         4.03         4.60
                                                            --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income ....................       (.14)        (.14)        (.18)        (.16)        (.13)
Distributions from net realized gain on investments .....      (1.01)       (1.47)       (2.28)       (1.96)        (.94)
                                                            --------     --------     --------     --------     --------
Total dividends and distributions .......................      (1.15)       (1.61)       (2.46)       (2.12)       (1.07)
                                                            --------     --------     --------     --------     --------
Net asset value, end of period ..........................   $  22.16     $  23.15     $  21.79     $  21.84     $  19.93
                                                            ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (c) ....       0.36%       13.89%       11.37%       20.89%       28.80%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...............   $673,722     $596,547     $522,163     $381,614     $250,202
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ..........        .67%         .69%         .71%         .73%         .72%
   Expenses, before waivers and reimbursements ..........        .67%         .69%         .71%         .73%         .72%
   Net investment income ................................        .95%        1.01%         .75%        1.07%        1.16%(b)
Portfolio turnover rate .................................         80%          74%          46%          79%          86%

--------------------------------------------------------------------------------

See footnote summary on page 15.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            ----------------------------------------------
                                                                                               CLASS B
                                                                            ----------------------------------------------
                                                                                                           June 1, 1999(d)
                                                                              Year Ended December 31,             to
                                                                            ==========================       December 31,
                                                                             2001(a)            2000            1999
                                                                            =========        =========     ===============
Net asset value, beginning of period .................................      $   23.06        $   21.76        $   21.37
                                                                            ---------        ---------        ---------
Income From Investment Operations
Net investment income (a) ............................................            .16              .18              .07
Net realized and unrealized gain (loss) on investment transactions ...           (.05)            2.73              .32
                                                                            ---------        ---------        ---------
Net increase in net asset value from operations ......................            .11             2.91              .39
                                                                            ---------        ---------        ---------
Less: Dividends and Distributions
Dividends from net investment income .................................           (.13)            (.14)              -0-
Distributions from net realized gain on investments ..................          (1.01)           (1.47)              -0-
                                                                            ---------        ---------        ---------
Total dividends and distributions ....................................          (1.14)           (1.61)              -0-
                                                                            ---------        ---------        ---------
Net asset value, end of period .......................................      $   22.03        $   23.06        $   21.76
                                                                            =========        =========        =========
Total Return
Total investment return based on net asset value (c) .................           0.15%           13.59%            1.83%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ............................      $ 889,394        $ 151,739        $   7,993
Ratio to average net assets of:
   Expenses ..........................................................            .92%             .95%             .97%(e)
   Net investment income .............................................            .75%             .85%             .55%(e)
Portfolio turnover rate ..............................................             80%              74%              46%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Growth and Income Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Growth and Income Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ ERNST & YOUNG LLP

New York, New York
February 12, 2002

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The Portfolio hereby designated $37,488,157 as long-term capital gain distributions during the taxable year ended December 31, 2001.

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                           PORTFOLIOS
                                                                                            IN FUND              OTHER
      NAME, ADDRESS,                         PRINCIPAL                                       COMPLEX          DIRECTORSHIPS
     AGE OF DIRECTOR                       OCCUPATION(S)                                   OVERSEEN BY           HELD BY
   (YEARS OF SERVICE*)                  DURING PAST 5 YEARS                                  DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,           President, Chief Operating Officer and                         113               None
1345 Avenue of the Americas,    a Director of ACMC, with which he has
New York, NY 10105 (12)         been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,               Formerly an Executive Vice President and                        88            Ecolab Incorp.;
P.O. Box 4623,                  the Chief Insurance Officer of the Equitable                                  BP Amoco Corp.
Stamford, CT 06903 (10)         Life Assurance Society of the United States;
                                Chairman and Chief Executive Officer
                                of Evlico; a Director of Avon, Tandem
                                Financial Group and Donaldson, Lufkin
                                & Jenrette Securities Corporation. She is
                                currently a Director of Ecolab Incorporated
                                (specialty chemicals) and BP Amoco
                                Corporation (oil and gas).

David H. Dievler,#+ 72,         Independent consultant. Until December 1994,                    94               None
P.O. Box 167,                   Senior Vice President of ACMC responsible
Spring Lake, New Jersey         for mutual fund administration. Prior to joining
07762 (12)                      ACMC in 1984, Chief Financial Officer of
                                Eberstadt Asset Management since 1968. Prior
                                to that, Senior Manager at Price Waterhouse
                                & Co. Member of American Institute of
                                Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,           Consultant. Currently, President of the Board                   91               None
P.O. Box 12,                    of Save Venice, Inc. (preservation organization).
Annandale, New York             Formerly a Senior Advisor from June 1999-
12504 (10)                      June 2000 and President from December 1989-
                                May 1999 of Historic Hudson Valley
                                (historic preservation). Previously,
                                Director of the National Academy of
                                Design. During 1988-92, Director and
                                Chairman of the Audit Committee of
                                ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GROWTH & INCOME PORTFOLIO                Alliance Variable Products Series Fund
================================================================================

                                                                                           PORTFOLIOS
                                                                                            IN FUND              OTHER
      NAME, ADDRESS,                         PRINCIPAL                                       COMPLEX          DIRECTORSHIPS
     AGE OF DIRECTOR                       OCCUPATION(S)                                   OVERSEEN BY           HELD BY
   (YEARS OF SERVICE*)                  DURING PAST 5 YEARS                                  DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,    Investment Adviser and an independent                          110                None
Room 100,                       consultant. Formerly Senior Manager of
2 Greenwich Plaza,              Barrett Associates, Inc., a registered
Greenwich, Connecticut          investment adviser, with which he had been
06830 (12)                      associated since prior to 1997. Formerly
                                Deputy Comptroller of the State of
                                New York and, prior thereto, Chief
                                Investment Officer of the New York
                                Bank for Savings.

Clifford L. Michel,#+ 62,       Senior Counsel of the law firm of Cahill                        91          Placer Dome, Inc.
St. Bernard's Road,             Gordon & Reindel, with which he has been
Gladstone, New Jersey           associated since prior to 1997. President
07934 (10)                      and Chief Executive Officer of Wenonah
                                Development Company (investments) and
                                a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,       Senior Counsel of the law firm of Orrick,                      103                None
98 Hell's Peak Road,            Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)       Formerly a senior partner and a member of
                                the Executive Committee of that firm. Member
                                of the Municipal Securities Rulemaking
                                Board and a Trustee of the Museum of the
                                City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

     NAME, ADDRESS*          POSITION(S) HELD                       PRINCIPAL OCCUPATION
        AND AGE                 WITH FUND                          DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------
John D. Carifa, 56         Chairman & President       See biography above.

Kathleen A. Corbet, 42     Senior Vice President      Executive Vice President of ACMC, with which she
                                                      has been associated since prior to 1997.

Alfred L. Harrison, 64     Senior Vice President      Vice Chairman of ACMC, with which he has been
                                                      associated since prior to 1997.

Wayne D. Lyski, 60         Senior Vice President      Executive Vice President of ACMC, with which he has
                                                      been associated with since prior to 1997.

Frank Caruso, 45           Vice President             Senior Vice President of Shields/ACMC, with which he
                                                      has been associated since prior to 1997.

Paul C. Rissman, 45        Vice President             Senior Vice President of ACMC, with which he has
                                                      been associated since prior to 1997.

Edmund P. Bergan, Jr., 51  Secretary                  Senior Vice President and the General Counsel of
                                                      Alliance Fund Distributors, Inc. (AFD) and Alliance
                                                      Global Investor Services Inc. ("AGIS"), with which
                                                      he has been associated since prior to 1997.

Mark D. Gersten, 51        Treasurer and Chief        Senior Vice President of AGIS, with which he has been
                           Financial Officer          associated since prior to 1997.

Thomas R. Manley, 50       Controller                 Vice President of ACMC, with which he has been
                                                      associated since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


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